UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  September 13, 2017

Jones Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36006	80-0907968
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

807 Las Cimas Parkway, Suite 350 Austin, Texas	78746
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (512) 328-2953

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01                                           Other Events.

Jones Energy, Inc. (the “Company”) is filing this Form 8-K solely to provide additional information regarding the revision of previously issued financial statements disclosed in its Quarterly Report on Form 10-Q as of and for the three months ended March 31, 2017 (the “first quarter 2017 10-Q”) filed with the Securities and Exchange Commission on May 5, 2017, and in its Current Report filed on Form 8-K as of and for the twelve months ended December 31, 2016 (the “2016 Form 8-K”) filed with the Securities and Exchange Commission on June 8, 2017.

During the preparation of the condensed consolidating financial information of the Company and its subsidiaries as of and for the three and six month period ended June 30, 2017, it was determined that the Issuers Investment in subsidiaries and the related Eliminations at December 31, 2016 as filed in the Company’s 2016 Form 8-K were improperly calculated and understated by $453.2 million. Additionally, it was determined that the Guarantor Subsidiaries Intercompany payable balances and the related Eliminations and the Issuers Intercompany receivable and the related Eliminations at December 31, 2016 as filed in the Company’s 2016 Form 8-K were improperly calculated and overstated by $453.2 million and $80.0 million, respectively. In addition, it was determined that the Issuers Equity interest in income (loss) and the related Eliminations for the three and six month period ended June 30, 2016 as filed in the Company’s Quarterly Report on Form 10-Q as of and for the six months ended June 30, 2016 (the “second quarter 2016 Form 10-Q”) were improperly calculated and understated by $35.7 million and $5.8 million, respectively. Lastly, it was determined that the Issuers Adjustments to reconcile net income (loss) to net cash provided by operating activities and the related Eliminations for the six month period ended June 30, 2016 as filed in the Company’s second quarter 2016 Form 10-Q were improperly calculated and overstated by $5.8 million. The errors, which the Company has determined are not material to this disclosure, had no impact on the total assets of the Parent or the Guarantor Subsidiaries and are eliminated upon consolidation, and therefore have no impact on the Company’s consolidated financial condition, results of operations or cash flows.

In its previously filed Quarterly Report on Form 10-Q as of and for the six month period ended June 30, 2017, the Company included a revised Condensed Consolidating Balance Sheet as of December 31, 2016, the Condensed Consolidating Statement of Operations for the three and six month period ended June 30, 2016 and the Condensed Consolidating Statement of Cash Flows for the six months ended June 30, 2016.

This Form 8-K should be read in conjunction with the Form 8-K filed on June 8, 2017 and the Form 10-Q filed on May 5, 2017. Filed herewith as Exhibit 99.1 and incorporated by reference herein are the Condensed Consolidating Statement of Operations and Condensed Consolidating Statement of Cash Flows for the twelve months ended December 31, 2016, the Condensed Consolidating Balance Sheet as of December 31, 2015, the Condensed Consolidating Statement of Operations and Condensed Consolidating Statement of Cash Flows for the twelve months ended December 31, 2015, the Condensed Consolidating Statement of Operations and Condensed Consolidating Statement of

Cash Flows for the twelve months ended December 31, 2014, the Condensed Consolidating Balance Sheet as of March 31, 2017, the Condensed Consolidating Statement of Operations and Condensed Consolidating Statement of Cash Flows for the three months ended March 31, 2017, and the Condensed Consolidating Statement of Operations and Condensed Consolidating Statement of Cash Flows for the three months ended March 31, 2016.

As a result of the errors in the preparation of the condensed consolidating financial information of the Company and its subsidiaries, it was determined that the Issuers Investment in subsidiaries and the related Eliminations at December 31, 2015 as filed in the Company’s 2016 Form 8-K were improperly calculated and understated by $536.9 million. Additionally, it was determined that the Guarantor Subsidiaries Intercompany payable balances and the related Eliminations and the Issuers Intercompany receivable and the related Eliminations at December 31, 2015 as filed in the Company’s 2016 Form 8-K were improperly calculated and overstated by $536.9 million and $317.4 million, respectively.  Further, for the twelve month period ended December 31, 2016 as filed in the Company’s 2016 Form 8-K, it was determined that the Issuers Equity interest in income (loss) and the related Eliminations were improperly calculated and understated by $42.6 million and that the Issuers Adjustments to reconcile net income (loss) to net cash provided by operating activities and the related Eliminations were improperly calculated and overstated by $42.6 million. For the twelve month period ended December 31, 2015 as filed in the Company’s 2016 Form 8-K, it was determined that the Issuers Equity interest in income (loss) and the related Eliminations were improperly calculated and understated by $9.1 million and that the Issuers Adjustments to reconcile net income (loss) to net cash provided by operating activities and the related Eliminations were improperly calculated and overstated by $9.1 million. For the twelve month period ended December 31, 2014 as filed in the Company’s 2016 Form 8-K, it was determined that the Issuers Equity interest in income (loss) and the related Eliminations were improperly calculated and overstated by $188.6 million and that the Issuers Adjustments to reconcile net income (loss) to net cash provided by operating activities and the related Eliminations were improperly calculated and understated by $188.6 million. The errors, which the Company has determined are not material to this disclosure, had no impact on the total assets of the Parent or the Guarantor Subsidiaries and are eliminated upon consolidation, and therefore have no impact on the Company’s consolidated financial condition, results of operations or cash flows.

As a result of the errors in the preparation of the condensed consolidating financial information of the Company and its subsidiaries, it was determined that the Issuers Investment in subsidiaries and the related Eliminations at March 31, 2017 as filed in the Company’s first quarter 2017 Form 10-Q were improperly calculated and understated by $450.5 million. Additionally, it was determined that the Guarantor Subsidiaries Intercompany payable balances and the related Eliminations and the Issuers Intercompany receivable and the related Eliminations at March 31, 2017 as filed in the Company’s first quarter 2017 Form 10-Q were improperly calculated and overstated by $450.5 million and $58.1 million, respectively. It was further determined that the Issuers Equity interest in income (loss) and the related Eliminations for the three month periods ended March 31, 2017 and 2016 as filed in the Company’s first quarter 2017 Form 10-Q were improperly calculated and understated by $2.1 million and overstated by $29.8 million, respectively. Lastly, it was determined that the Issuers Adjustments to reconcile net income (loss) to net cash provided by operating activities and the related Eliminations for the three month periods ended March 31, 2017 and 2016 as filed in the

Company’s first quarter 2017 Form 10-Q were improperly calculated and overstated by $2.1 million and understated by $29.8 million, respectively. The errors, which the Company has determined are not material to this disclosure, had no impact on the total assets of the Parent or the Guarantor Subsidiaries and are eliminated upon consolidation, and therefore have no impact on the Company’s consolidated financial condition, results of operations or cash flows.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description
99.1	Revised Financial Statements

EXHIBIT INDEX

Exhibit No.	Description
99.1	Revised Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JONES ENERGY, INC.

Date: September 13, 2017	By:	/s/ Robert J. Brooks
Robert J. Brooks
Executive Vice President and Chief Financial Officer